Inventories	12 Months Ended
Dec. 31, 2021
Inventory Disclosure [Abstract]
Inventories	Inventories
Inventory consists of the following components:

	December 31,
	2021	2020
	(In thousands)
Crude oil	$630,873	$451,967
Other raw materials and unfinished products (1)	530,067	260,495
Finished products (2)	726,930	595,696
Lower of cost or market reserve	(8,739)	(318,862)
Process chemicals (3)	43,025	35,006
Repairs and maintenance supplies and other (4)	199,972	149,174
Total inventory	$2,122,128	$1,173,476

(1)Other raw materials and unfinished products include feedstocks and blendstocks, other than crude.
(2)Finished products include gasolines, jet fuels, diesels, lubricants, asphalts, LPG’s and residual fuels.
(3)Process chemicals include additives and other chemicals.
(4)Includes RINs

Our inventories that are valued at the lower of LIFO cost or market reflect a valuation reserve of $318.9 million at December 31, 2020. The December 31, 2020 market reserve of $318.9 million was reversed due to the sale of inventory quantities that gave rise to the 2020 reserve. The effect of the change in the lower of cost or market reserve was a decrease to cost of products sold totaling $310.1 million for the year ended December 31, 2021, an increase of $78.5 million for the year ended December 31, 2020 and a decrease of $119.8 million for the year ended December 31, 2019.

At December 31, 2021, the replacement cost of our refining inventories exceeded the LIFO carrying value. The excess of replacement cost over the LIFO value of inventory was $111.1 million at December 31, 2021. For the year ended December 31, 2020, we recognized a charge of $36.9 million to cost of products sold as we liquidated certain quantities of LIFO inventory at our Cheyenne Refinery that were carried at historical acquisition costs above market prices at the time of liquidation.

In the fourth quarter of 2021, we built renewable feedstock inventory in connection with our Cheyenne renewable diesel unit and as of December 31, 2021, the market value was below the LIFO carrying value. As a result, we recorded a lower of cost or market inventory valuation reserve of $8.7 million.
During the three months ended September 30, 2019, the EPA granted the Cheyenne Refinery and the Woods Cross Refinery each a one-year small refinery exemption from the Renewable Fuel Standard (“RFS”) program requirements for the 2018 calendar year end. As a result, the Cheyenne Refinery’s and the Woods Cross Refinery’s gasoline and diesel production are not subject to the Renewable Volume Obligation (“RVO”) for 2018. In the third quarter of 2019, we increased our inventory of RINs and reduced our cost of products sold by $36.6 million representing the net cost of the RINs charge to cost of products sold in 2018, less the loss incurred for selling 2018 vintage RINs in excess of those which we can use subject to the 20% carryover limit.